Exhibit 10.28(a)


                                 FIRST AMENDMENT
                                       TO
                          SECURITIES PURCHASE AGREEMENT

                                 ---------------


         THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "Amendment") is entered into as of June 25, 2002, between FIRST LOOK MEDIA, INC., a Delaware corporation (the "Company"), and SEVEN HILLS PICTURES, LLC, a Connecticut limited liability company (the "Purchaser"), with reference to the following facts:

A. The Company and the Purchaser are parties to that certain Securities Purchase Agreement, dated as of May 20, 2002 (the "Purchase Agreement").

B. Among other things, the Purchase Agreement provides for the Purchaser's purchase of a Secured Convertible Promissory Note of the Company in the form attached as Exhibit B to the Purchase Agreement (the "Note").

C. The Purchase Agreement also provides that the Company shall use the proceeds of the Note to make its initial capital contribution to First Look/Seven Hills LLC, a Delaware limited liability company (the "LLC"), which is to be formed jointly by the Company and the Purchaser in connection with the consummation of the transactions contemplated by the Purchase Agreement.

D. The Purchase Agreement also provides for the Company's execution and delivery to the Purchaser of a Security Agreement in the form attached as Exhibit C to the Purchase Agreement (the "Security Agreement"), pursuant to which the Company would afford the Purchaser certain collateral security for the payment and performance of the Note and certain other obligations.

E. The parties now desire that the Note to be purchased by the Purchaser under the Purchase Agreement be the joint and several obligation of the Company and the LLC, and that the payment obligations (but not the conversion provisions or other obligations other than payment obligations) under the Note be nonrecourse to the Company except to the extent of the Company's membership interest in the LLC and the proceeds thereof.

F. The parties also desire that the collateral security afforded under the Security Agreement be limited to the Company's membership interest in the LLC.

G. The parties also desire that the LLC afford additional collateral security for payment and performance of the Note pursuant to a separate Security Agreement in the form attached annexed as Exhibit A to this Amendment (the "LLC Security Agreement").


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H. The parties desire further to modify the form of Film Marketing and
Distribution Agreement included as Exhibit F to the Purchase Agreement to, among other things, provide that the letter of credit to be furnished by the Company in connection therewith shall be available for draw by the Purchaser in the event, among others, of a default under the Note.

I. The parties also desire to modify the form of Limited Liability Company Agreement included as Exhibit E to the Purchase Agreement to make certain changes therein corresponding to changes in the form of the Note effected by this Amendment.

         NOW, THEREFORE, the parties agree as follows:

1. Defined Terms. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

2. Amendments. The Purchase Agreement is hereby amended as follows:

         (a) All references in the Purchase Agreement to the "Note" shall mean the Secured Convertible Promissory Note of the Company and the LLC in the form annexed as Exhibit B to this Amendment;

         (b) All references in the Purchase Agreement to the "Security Agreement" shall mean the Pledge and Security Agreement from the Company in favor of the Purchaser in the form annexed hereto as Exhibit C to this Amendment;

         (c) The text of Section 4.2(h) of the Purchase Agreement is hereby deleted in its entirety;

         (d) All references in the Purchase Agreement to the "Marketing and Distribution Agreement" shall mean the Film Marketing and Distribution Agreement in the form annexed as Exhibit D to this Amendment; and

         (e) All references in the Purchase Agreement to the "LLC Agreement" shall mean the Limited Liability Company Agreement in the form annexed as Exhibit E to this Amendment.

3. LLC Security Agreement. The parties agree that, at the Closing, the Company and the Purchaser shall, subject to the terms and conditions of the Purchase Agreement, cause the LLC to execute and deliver to the Company and the Purchaser the LLC Security Agreement, dated the Closing Date.

4. No Other Effect. Except as specifically set forth in this Amendment, the provisions of the Purchase Agreement shall not be affected by this Amendment and shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first set forth above.

                                 FIRST LOOK MEDIA, INC.



                                 By: /s/ Christopher Cooney
                                    --------------------------------------------
                                      Name:   Christopher Cooney
                                      Title:  Chief Executive Officer



                                 SEVEN HILLS PICTURES, LLC



                                 By: /s/ Reverge Anselmo
                                    --------------------------------------------
                                      Name:   Reverge Anselmo
                                      Title:  Manager